UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive
Suite 300
Stoughton, MA 02072

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 713-3699

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	COLL	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01     Regulation FD Disclosure

On December 28, 2021, Collegium Pharmaceutical, Inc. (the “Company”) issued a press release announcing execution of the settlement framework described in greater detail in Item 8.01 of this Current Report on Form 8-K. The full text of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 7.01 of this Current Report on Form 8-K.

Item 8.01     Other Information

On December 24, 2021, the Company entered into a settlement framework with Scott+Scott Attorneys at Law, LLP (the “Scott Firm”), the law firm representing 27 cities, counties, and subdivisions (each, a “plaintiff”) in lawsuits filed against opioid manufacturers, distributors, and pharmacies, including the Company. Pursuant to the terms of the settlement framework, which is subject to approval by all parties of a final settlement agreement, the Company will pay an aggregate amount not to exceed $2,750,000 in exchange for the dismissal, with prejudice, of each plaintiff’s lawsuit against the Company and a release of claims related to such lawsuits. The Company has entered into this settlement framework to efficiently resolve this litigation and does not admit any liability or acknowledge any wrongdoing in connection with such settlement framework.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

99.1	Press release, dated December 28, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The Company may, in some cases, use terms such as “predicts,” “forecasts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this Current Report on Form 8-K include, among others, statements regarding the potential resolution of certain litigation matters and the Company’s plans to continue to defend against future litigation. Any forward-looking statements in this Current Report on Form 8-K could be affected by risks and uncertainties relating to a number of factors, including the litigation strategy and preferences of the plaintiffs that have brought lawsuits against the Company and developments in the opioid industry litigation broadly. These and other risks are described under the heading “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q and subsequent filings with the SEC. Any forward-looking statements that the Company makes in this Current Report on Form 8-K speak only as of the date of this Report. The Company assumes no obligation to update these forward-looking statements whether as a result of new information, future events or otherwise, after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2021	Collegium Pharmaceutical, Inc.

	By:	/s/ Colleen Tupper
Name: Colleen Tupper
Title: Executive Vice President and Chief Financial Officer